UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2018

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 22, 2018, all of our named executive officers (the “NEOs”) (as reported in our Proxy Statement filed on March 22, 2018) voluntarily elected to apply additional long-term vesting (the “Long-term Vesting Construct”) to any of their awards earned for the 2016-2018 and 2017-2019 performance periods under the Prologis, Inc. 2016 Outperformance Plan.   Under their election, 20% of amounts earned under applicable performance hurdles will be paid at the time the applicable hurdles are met. A holding requirement will apply to these amounts until the sixth year after the beginning of the performance period.  80% of amounts earned under applicable performance hurdles will be subject to cliff vesting until the tenth year after the beginning of the performance period.  The NEOs did not receive any benefit in exchange for their election.   The NEOs executed the 2018 Amendments to Outperformance Plan LTIP Unit Award Agreements, dated March 22, 2018, amending their applicable prior agreements to reflect the Long-term Vesting Construct.

On March 22, 2018, the Amended and Restated Prologis, Inc. 2018 Outperformance Plan (the “Amended and Restated 2018 POP”) was executed, replacing the Prologis, Inc. 2018 Outperformance Plan (the “2018 Plan”). The Amended and Restated 2018 POP amends and restates the 2018 Plan to further clarify what may constitute “Good Works” allowing for continued vesting under awards granted under the plan (if approved by our compensation committee).

The Amended and Restated 2018 POP and the form 2018 Amendment to Outperformance Plan LTIP Unit Award Agreements have been included herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description

10.1 10.2	Prologis, Inc. Amended and Restated 2018 Outperformance Plan Form of Prologis, Inc. 2018 Amendment to Outperformance Plan LTIP Unit Award Agreements

Exhibit Index

Exhibit No.	Description
10.1 10.2	Prologis, Inc. Amended and Restated 2018 Outperformance Plan Form of Prologis, Inc. 2018 Amendment to Outperformance Plan LTIP Unit Award Agreements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2018

PROLOGIS, INC.

By:	/s/ Deborah K. Briones
Name:	Deborah K. Briones
Title:	SVP, Associate General Counsel

Date: March 27, 2018

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

By:	/s/ Deborah K. Briones
Name:	Deborah K. Briones
Title:	SVP, Associate General Counsel